Exhibit 99.1

Ideanomics Announces Strategic Investment in Prettl Electronics Automotive to Accelerate Fleet and Public Charging Applications in North America

•	Prettl Electronics Automotive (“PEA”) is a business unit of German family-owned electronics conglomerate Prettl Group
•	PEA has developed an innovative high-power EV charging infrastructure solution that is expected to be broadly available in 2023, following ongoing field testing and achievement of certification requirements.
•	Strategic Investment is for a 30% stake in PEA, includes Ideanomics receiving exclusive sales and distribution rights for North America
•	Investment to be used to accelerate the development of charging infrastructure systems tailored for the U.S. & Canadian markets

NEW YORK, August 02, 2021 -- PRNewswire -- Ideanomics (NASDAQ: IDEX), ) ("Ideanomics" or the "Company"), today announced that it has made a strategic investment in Prettl Electronics Automotive (“PEA”), a business unit within the Prettl Group, a large German industrial company that manufactures and distributes components and systems for the automotive, energy, and electronics industries. The deal terms include a strategic investment of €7.5M (~$9M) for a 30% ownership stake.  Ideanomics will receive exclusive sales and distribution rights for PEA charging infrastructure products and solutions in North America and CEO Alf Poor will join PEA’s Board of Directors.

Headquartered in Radeberg, Germany, PEA was formed to develop the hardware and software for a modular, scalable high performance (up to 2.0 MW) public charging park solution for electric vehicles. The PEA charging infrastructure addresses the need to stand up high-power EV charging infrastructure on a temporary, semi-permanent, or permanent basis, and benefits from dynamic, load-balanced, energy distribution based on the individual power requirements of concurrent charging connections. PEA’s charging systems are expected to be broadly available beginning in 2023, following ongoing field testing and achievement of certification requirements.

“The opportunity to work with Prettl brings together two companies with a global perspective for what is required to bring EV Mobility solutions to global markets. The PEA team’s innovative approach, both in terms of potential to deploy high-power charging infrastructure and the dynamic load balancing of charging by energy requirements at an individual vehicle level, is among the most progressive EV charging solutions we have seen,” said Ideanomics CEO Alf Poor. “PEA fulfills a critical component of our EV enablement strategy, and we look forward to supporting them as both an investor and as a regional partner. PEA greatly adds to the family of products, services, and technologies we are assembling that are synergistic, in-demand, and high-value, and ultimately positions Ideanomics to capture revenues and market share throughout the commercial EV value chain.”

“We are strategically aligned with Ideanomics and excited to enter this partnership with their innovative and dedicated team,” said Carsten Ellermeier, CEO of Prettl Electronics Automotive. “North America is still an untapped market for us and represents a tremendous growth opportunity for PEA. When we looked for a potential partner in North America, it was clear that Ideanomics was the perfect choice based on its strong focus on commercial fleet applications and the unique ecosystem of synergistic subsidiaries. From innovative charging products to strategic financing solutions, the Ideanomics partnership will allow PEA to scale our business and accelerate product development and sales of our charging solutions in the United States by year-end 2022 to meet demand.”

PEA strengthens Ideanomics’ charging infrastructure offering which includes the Company’s recent acquisition of Wireless Advanced Vehicle Electrification, Inc. (“WAVE”), a market leader in inductive charging systems for medium- and heavy-duty electric vehicles. Leveraging PEA’s expertise, the deal will provide Ideanomics with robust charging infrastructure solutions which can rapidly deploy with or without grid connectivity, positioning the company to meet the needs of electric vehicle fleet operators and offer a full range of charging infrastructure products for commercial and public applications. It will also provide the opportunity to create a modular charging solution configured and tailored specifically for the US grid and focused on EV fleet deployment. The investment also offers access to the Prettl Group family of companies, which includes leading experts in automotive and power electronics industries, and supports the development of Ideanomics' full suite of energy provision and storage concepts.

For more information and news on other Ideanomics investments and subsidiaries, please visit https://ideanomics.com.

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. Our Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility and Ideanomics Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

About PEA

PEA is an organization within the PRETTL Electronics Group with its main offices in Radeberg (Germany). The company specialized in the development of scalable power electronics up to 2.0 MW and provides modular DC Park & Charge solutions for e-mobility. With its innovative, trend-setting and fast charging technique, PEA focuses on the demand for self-sufficient HPC solutions: Our commitment for a climate-friendly future.

A significant added value for our customers is a combination of more than 20 years of experience as an EMS service provider and the technical expertise of developing power electronics in the past decades. Also, the production site in Greenville SC makes further potential growth possible now.

About Prettl

Based in Radeberg, PRETTL Electronics Group is one of the leading German system suppliers for Electronic Manufacturing Services (EMS).

As a full-service partner our wide range of services encompasses professional solutions for development, prototyping, production, logistics and aftersales service as well as innovative processes for industrialization, obsolescence management and redesign.

Numerous accreditations and certifications guarantee high quality support with a focus on energy technology, components for battery charging infrastructure, medical technology and industry. Our business operates six manufacturing sites in five countries, including the United States – in Greenville, SC. PRETTL Electronics is a subsidiary of PRETTL Group – a family-owned business in its third generation with more than 10,000 employees worldwide. Within the PRETTL Group, PRETTL Electronics Group is the specialist for all electronic applications.

# # #

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations and Media Contacts:

Skyya PR

Jeremy Ertl

jeremy@skyya.com

Ph: (507) 458-9404

Ideanomics, Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116, New York, NY 10018

ir@ideanomics.com

PEA

Carsten Ellermeier (CEO)

Robert-Bosch-Str. 10, 01454 Radeberg

www.prettl-pea.com

PRETTL Electronics GmbH

Carsten Ellermeier (CEO)

Steffi Birkner / Executive Assistant

Robert-Bosch-Str. 10, 01454 Radeberg

Steffi.Birkner@prettl-electronics.com